Suprachoroidal Space Drug Delivery July 24, 2024 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” or the negative of these terms and other similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Clearside Biomedical, Inc.’s views as of the date of this presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause Clearside’s actual results, performance, or achievements to differ significantly from those expressed or implied in any forward-looking statement. Although Clearside believes that the expectations reflected in the forward-looking statements are reasonable, new risks and uncertainties may emerge from time to time, and Clearside cannot guarantee future events, results, performance, or achievements. Some of the key factors that could cause actual results to differ from Clearside’s expectations include its plans to develop and potentially commercialize its product candidates; adverse differences between preliminary or interim data and final data; Clearside’s planned clinical trials and preclinical studies for its product candidates; the timing of and Clearside’s ability to obtain and maintain regulatory approvals for its product candidates; the extent of clinical trials potentially required for Clearside’s product candidates; the clinical utility and market acceptance of Clearside’s product candidates; Clearside’s commercialization, marketing and manufacturing capabilities and strategy; Clearside’s intellectual property position; Clearside's ability to expand its pipeline; developments and projections relating to Clearside's competitors and its industry; the impact of government laws and regulations; the timing and anticipated results of Clearside's preclinical studies and clinical trials and the risk that the results of Clearside's preclinical studies and clinical trials may not be predictive of future results in connection with future studies or clinical trials and may not support further development and marketing approval; findings from investigational review boards at clinical trial sites and publication review bodies; Clearside's estimates regarding future revenue, expenses, capital requirements and need for additional financing; and Clearside’s ability to identify additional product candidates with significant commercial potential that are consistent with its commercial objectives. For further information regarding these risks, uncertainties and other factors you should read the “Risk Factors” section of Clearside’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (SEC) on March 12, 2024, and Clearside's subsequent filings with the SEC. Clearside expressly disclaims any obligation to update or revise the information herein, including the forward-looking statements, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by Clearside relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of Clearside’s future performance and the future performance of the markets in which Clearside operates are necessarily subject to a high degree of uncertainty and risk. 2

Agenda

01 **Versatility of Suprachoroidal Delivery**
George Lasezkay, PharmD, JD, Clearside President & CEO

02 **Real World Use of Suprachoroidal Delivery**
Glenn Yiu, MD, PhD, Professor of Ophthalmology, University of California, Davis

03 **Pipeline Opportunities**
Victor Chong, MD, MBA, Clearside Chief Medical Officer

04 **Large Practice View of Suprachoroidal Delivery**
David Brown, MD, Director of Research, Retina Consultants Houston

05 **Q&A**

CLEARSIDE BIOMEDICAL
3

GEORGE LASEZKAY, PharmD, JD Clearside President & Chief Executive Officer Versatility of Suprachoroidal Delivery 4

Delivering on the Potential of the Suprachoroidal Space Proven Leader in Suprachoroidal Delivery with Thousands of Injections Performed Validated Technology with Approved Product, Multiple Collaborations, and Comprehensive IP Portfolio Differentiated Clinical Program Targeting Multi-Billion Dollar Wet AMD Market with Phase 2b Trial Data Expected in Late Q3 2024 5

Proven Leader in Suprachoroidal Delivery Formulation Expertise Proprietary Microinjector with Significant Clinical Experience ISO Certified Commercial Scale Injector Manufacturing Capability Experience in Navigating the Drug/Device Regulatory Pathway 1st FDA Product Approved for SCS Administration Permanent CPT Code Granted for SCS Injections

Diverse Programs Using Clearside's Suprachoroidal Injection Platform

Clearside Developed Programs

THERAPEUTIC	TYPE	INDICATION	IND-ENABLING	PHASE 1	PHASE 2	PHASE 3	APPROVAL	PARTNER
CLS-AX (axitinib):	**Tyrosine Kinase Inhibitor**	**Wet AMD**			*Phase 2b*	ODYSSEY		
XIPERE®	Corticosteroid *(Triamcinolone Acetonide)*	Uveitic Macular Edema[1] *(U.S. & Canada)*						B+L BAUSCH + LOMB
XIPERE® / ARCATUS™	Corticosteroid *(Triamcinolone Acetonide)*	Uveitic Macular Edema[2] *(Asia Pacific ex-Japan)*				*UME*		arctic VISION
XIPERE® / ARCATUS™	Corticosteroid *(Triamcinolone Acetonide)*	Diabetic Macular Edema[2] *(Asia Pacific ex-Japan)*		*DME*				arctic VISION

SCS Microinjector® Partner Clinical Development Programs

THERAPEUTIC	TYPE	INDICATION	IND-ENABLING	PHASE 1	PHASE 2	PHASE 3	APPROVAL	PARTNER
Bel-Sar	Viral-like Drug Conjugate	Choroidal Melanoma				*CoMpass*		aura
ABBV-RGX-314	AAV Gene Therapy	Diabetic Retinopathy (DR)			*ALTITUDE*			REGENXBIO abbvie
ABBV-RGX-314	AAV Gene Therapy	Wet AMD			*AAVIATE*			REGENXBIO abbvie
Avoralstat	Plasma Kallikrein Inhibitor	Diabetic Macular Edema (DME)						biocryst

CLEARSIDE BIOMEDICAL

[1]XIPERE® (triamcinolone acetonide injectable suspension), for suprachoroidal use has received U.S. FDA Approval and is being commercialized by Bausch + Lomb.
[2]In China, Arctic Vision is responsible for clinical development of ARCATUS™ (triamcinolone acetonide injectable suspension), formerly referred to as ARVN001, and known as XIPERE ® in the U.S.

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GLENN C. YIU, MD, PhD Professor of Ophthalmology, University of California, Davis Real World Use of Suprachoroidal Delivery 8

➢ Suprachoroidal Drug Delivery

Accessing the suprachoroidal space

Microcatheter




Suprachoroidal
space injection
Intravitreal
injection
Ab interno
Sclerotomy
(micro-
cannulation)

orbitsds.com

Microneedle





clearsidebio.com

Jung et al., *Drug Discovery Today*, 2019
Naftali & Moisseiev, *Pharmaceutics*, 2021

9

➢ Suprachoroidal Drug Delivery

OCT shows SCS expansion after SC injection in humans


A
I
III
IV
II
V
VI


Suprachoroidal
Space


Baseline
1 mo
2 mo
3 mo

Lampen et al. OSLI Retina, 2018
Yiu et al., Am J Ophthalmol, 2018

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N = 160 patients with uveitic CME Suprachoroidally injected CLS-TA vs. sham (3:2) at day 0 & week 12 Phase 3 PEACHTREE study Uveitic ME Phase 2 TANZANITE study RVO + CME Phase 1/2 HULK study DME Phase 1/2 OASIS study nAMD Phase 1/2 HULK study DME Phase 2 TANZANITE study RVO + CME Phase 1/2 OASIS study nAMD 11 Yeh et al., Ophthalmology, 2020 Suprachoroidal Drug Delivery Suprachoroidally injected triamcinolone acetonide (CLS-TA) for uveitic ME

➢ Suprachoroidal Drug Delivery

IRIS study of real-world durability of suprachoroidally injected triamcinolone acetonide for uveitic ME

UCDAVIS EYE CENTER

Inclusion criteria

- Age ≥18 years
- Diagnosis of non-infectious UME
- Suprachoroidal injection of triamcinolone acetonide

Study Design

- Dates: Jan 2022 to Jun 2023
- Index date: first suprachoroidal triamcinolone acetonide injection
- Rescue: any injectable, implanted, or topical cortical steroids
- Follow-up: 24 weeks

IRIS® Registry (Intelligent Research in Sight) linked to Komodo open-source claims data using the Datavant token to identify corticosteroid use

Treatment with triamcinolone acetonide with known laterality Jan 2022 – Jun 2023
Number of eyes N = 929 (100%)

↓

Confirmed UME diagnosis prior to the index date
Number of eyes N = 858 (92.4%)

↓

Age ≥ 18 years as of the index date
Number of eyes N = 858 (92.4%)

↓

Exclude eyes with infectious uveitis in the 12 months prior to the index date
Number of eyes N = 831 (89.5%)

↓

Total eyes identified in the IRIS Registry linked to Komodo Health claims data
Number of eyes N = 785 (84.6%)

Singer, et al. Macula Society 2024. Durability with suprachoroidal injection of triamcinolone acetonide injectable suspension for uveitic macular edema and use of rescue therapy in clinical practice.

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Suprachoroidal Drug Delivery Study demographics & comorbidities Abbreviations: DR, diabetic retinopathy; DME, diabetic macular edema; ME, macular edema; CRVO, central retinal vein occlusion; BRVO, branch retinal vein occlusion Abbreviations: SD, standard deviation * This was only evaluated in the 786 patients whose data could be linked to claims 41.8% of patients had glaucoma or ocular hypertension prior to suprachoroidal injection of triamcinolone acetonide 13

Suprachoroidal Drug Delivery Time to rescue with injectable / implantable corticosteroid 100% 80% 60% 40% 20% 0% Weeks IRIS data In PEACHTREE 86.5% did not require rescue therapy by week 24 *In PEACHTREE, all subjects had a second injection at week 12 * PEACHTREE trial Kaplan Meier Estimate 87.7% of eyes did not require an injected or implanted corticosteroid by week 24 14

Suprachoroidal Drug Delivery Types of injected / implanted rescue therapy Fluocinolone acetonide intravitreal implant (0.18mg), 0.8% Fluocinolone acetonide intravitreal implant (0.59mg), 0.8% Subtenon triamcinolone acetonide, 9.8% Dexamethasone intravitreal implant, 21.3% 15

Suprachoroidal Drug Delivery Time to rescue with any corticosteroid (including topical) 100% 80% 60% 40% 20% 0% Weeks Kaplan Meier estimate from IRIS data 75.4% of eyes did not require any corticosteroid by week 24 16

➢ Suprachoroidal Drug Delivery

Patient considerations for suprachoroidal injections

Patient Selection

- High myopia or axial length
- Known scleral thinning
- History of glaucoma or hypotony
- History of ocular surgery

(esp. trabeculectomy or glaucoma shunt)

Patient Expectations

- Sensation of "pressure wave"
- Longer duration of procedure
- Possible change in needle or injection site

Patient Preparation

- Patient in supine position with head support
- Topical or subconjunctival anesthetic
- Povidone-iodine antiseptic
- Lid speculum recommended


Injected fluid in suprachoroidal space
Sclera
Microinjector
Choroid
Retina
Conjunctiva



Wykoff CC, Avery RL, Barakat MR, Boyer DS, Brown DM, Brucker AJ, Cunningham ET, Heier JS, Holekamp NM, Kaiser PK, Khanani AM, Kim JE, Demirci H, Regillo CD, Yiu G, Ciulla TA. Suprachoroidal Space Injection Technique: Expert Panel Guidance. Retina | Image courtesy of Bausch & Lomb

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Suprachoroidal Drug Delivery Needle lengths & injection locations Two needle lengths: 900 mm & 1,100 mm Preferred locations: Superotemporal or Inferotemporal 18 Image courtesy of Bausch & Lomb

Suprachoroidal Drug Delivery Suprachoroidal injection technique Hold the microinjector perpendicular to the ocular surface Ensure firm contact with sclera by maintaining a dimple throughout injection Inject slowly over 5 – 10 seconds Perpendicular Dimple Slow 19 Images courtesy of Bausch & Lomb

Suprachoroidal Drug Delivery Gene Therapy Drug Development for Geographic Atrophy To date, intravitreal biologics have failed in geographic atrophy (GA) Biofactory gene therapy uses retinal cells to produce biologics Intravitreal delivery: gene therapy mostly transfects transfects inner retina and non retinal cells, so would be similar to intravitreal biologics Subretinal delivery: even for wet AMD, it has been difficult for patient acceptance; therefore, may be even more difficult for GA without foveal involvement and good vision Suprachoroidal delivery: could be the preferred way to go 20

➢ Conclusion

Key Takeaways

UC DAVIS EYE CENTER

- SCS Microinjector® enables targeted in-office delivery to the suprachoroidal space
- Clearside is the leader with FDA-approved product, XIPERE® (triamcinolone acetonide injectable suspension), for suprachoroidal use to treat uveitic macular edema
- Durability of suprachoroidally injected triamcinolone acetonide in the real-world is comparable to Phase 3 trial results, with only ~12% needing subsequent corticosteroid within 24 weeks
- Suprachoroidal delivery represents a new and innovative technique that has many potential applications beyond delivering steroids, including angiogenesis inhibitors and gene therapies

Singer, et al. Macula Society 2024. Durability with suprachoroidal injection of triamcinolone acetonide injectable suspension for uveitic macular edema and use of rescue therapy in clinical practice.

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VICTOR CHONG, MD, MBA Clearside Chief Medical Officer Pipeline Opportunities 22

Benefits for Patients and Physicians Using SCS Microinjector® Delivery Enhanced Safety Much lower risk of endophthalmitis as direct contact to immune system vs intravitreal injection Injectate Flows to Back of the Eye Reduced risk of floaters, snow globe effect, or other visual disturbances No Implants or Devices in the Vitreous Can be easily re-dosed for potentially longer durability Injection Similar to Intravitreal Advanced technology requires only a few seconds longer for each injection

Competitive Advantage in Needle Gage Diameter


Outer Diameter of the Needle
Relative to the Ocular Tissue
22G
Inner Diameter of the Needle
Drug Product Passage

30G needle results in less damage to the ocular tissue

wound size to the ocular tissue is
>4x greater with 22G Needle
>2x greater with 25G Needle


25G


30
G

Clearside
SCS Microinjector®



CLEARSIDE BIOMEDICAL

Gustavo Barreto Melo, et al. Progress in Retinal and Eye Research. "Critical analysis of techniques and materials used in devices, syringes, and needles used for intravitreal injections". https://doi.org/10.1016/j.preteyeres.2020.100862

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CLS-AX: Wet AMD Clinical Development Program

Leveraging a Highly Potent Pan-VEGF Inhibitor with Suprachoroidal Delivery

CLS-AX

01 Axitinib

High potency TKI with pan-VEGF inhibition

02 Proprietary CLS-AX Suspension Formulation

Clearside formulation expertise

03 Delivery via SCS Microinjector®

Compartmentalization may eliminate treatment related floaters, haze, and anterior segment side effects

Utilizes the same device as FDA-approved product XIPERE®

CLEARSIDE BIOMEDICAL

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Differentiated Approach to Targeting Wet AMD

CLS-AX target profile: maintain visual acuity without need for retreatment for potentially up to 6 months

Key CLS-AX Program Features		Potential CLS-AX Competitive Advantages
Opportunity for treatments that may have longer duration of action in multi-billion-dollar market	→	2 - 3x/year maintenance dosing compared to approved drugs*: LUCENTIS®: 12x/year | VABYSMO®: 3 - 6x/year EYLEA®: 6x/year | EYLEA HD®: 3 - 4x/year
Utilizes the same SCS Microinjector device as FDA-approved product XIPERE	→	Competitors' delivery devices differ from their approved products
Objective is to maintain efficacy and reduce the number of injections and required visits	→	Reduced treatment burden benefits patients, caregivers and payors with improved outcomes
Re-dosing incorporated in Phase 2b design to provide insight for Phase 3 program	→	Allowing re-dosing comparable to VABYSMO® and EYLEA HD® in real-world setting

CLEARSIDE BIOMEDICAL

*Dosing regimens are per respective product labels | EYLEA® and EYLEA HD® are registered trademarks of Regeneron Pharmaceuticals| LUCENTIS® and VABYSMO® are registered trademarks of Genentech/Roche

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* Disease Activity Assessments (DAA): Conducted at Week 12 through 32 to determine need for supplemental treatment. # In CLS-AX arm, following 3 loading doses of aflibercept and initial dose of CLS-AX at Baseline, participants will receive CLS-AX at least every 24 weeks unless more frequently required based on DAA; if disease is active and participant is <12 weeks since last CLS-AX injection, participant receives dose of aflibercept; if disease is active and participant is >12 weeks since last CLS-AX injection, participant receives dose of CLS-AX. ^ In aflibercept arm, following 3 loading doses of aflibercept, participants will receive aflibercept on fixed dosing regimen every 8 weeks unless more frequently required based on DAA; if disease is active, participant receives dose of aflibercept. CLS-AX 1.0 mg Flexible dosing N=40 Aflibercept 2 mg Fixed dosing every 8 weeks N=20 VISIT 1 2 3 4 5 6 7 8 9 10 11 WEEK -6 -4 Day 1 4 12 16 20 24 28 32 36 + + Primary Outcome Disease Activity Assessments* Baseline 2:1 Randomization Sham Procedure CLS-AX 1.0 mg Suprachoroidal Injection (SCS) Aflibercept 2 mg Intravitreal Injection (IVT) Screening visit Required aflibercept dose every 8 weeks^ Multiple Dosing Requirement To Help Inform Phase 3 Development Program Required CLS-AX dose (if not given prior) #Participants can be re-dosed with CLS-AX up to every 12 weeks Participants can be re-dosed with CLS-AX at Weeks 12, 16, 20, if needed, based on DAA# Participants can be re-dosed with aflibercept at Weeks 16, 24, 32, if needed, based on DAA

ODYSSEY Phase 2b Key Differences Every patient in the CLS-AX group will be re-dosed at least once Re-dosing with CLS-AX 36 Week Treatment Duration Anticipated primary endpoint duration of Phase 3 wet AMD study based on FDA draft guidance Other longer duration therapies (other TKIs, gene therapy) need rescue with anti-VEGF Harder to implement in clinical practice as patients do not want to come in for a scan every 4 weeks as in clinical trials

ODYSSEY Update All participants in the study have completed 6 months of treatment Participants in the CLS-AX arm have received two doses of CLS-AX per protocol In July 2024 meeting, the ODYSSEY Safety Review Committee (SRC) reviewed masked safety data and recommended that the trial continue as planned without modifying the protocol or unmasking of the participants SRC noted that there have been no drug-related Serious Adverse Events (SAEs) in masked study treatments observed to date, including no endophthalmitis or retinal vasculitis On-track to release top-line data in late Q3 2024

Our Target Success Measures for ODYSSEY No drug related ocular Severe Adverse Events Majority of participants reach Week 24 without re-treatment BCVA changes from baseline similar at all visits in particular at Week 24 and Week 36 CST changes from baseline similar at all visits in particular at Week 24 and Week 36

Pipeline Expansion Opportunity in Geographic Atrophy

Pathology of Age-Related Macular Degeneration (AMD) Wong JHC et al., Front Neurosci 16: 1009599

Choroidal Hypoxia Theory and Choriocapillaris are Damaged First Geographic Atrophy is a Choroidal Disease Choriocapillaris endothelial cells damage with ghost vessels before any significant RPE changes Choriocapillaris (CC) vascular density is significantly lower in GA donor No meaningful differences in vascular lumen area / stroma area 1 VEGF level increased with low vascular density support the choroidal hypoxia theory 2 3 RPE = Retinal Pigment Epithelium Images modified from Sohn EH et al., Am J Path 2019: 189: 1473-80

Larger molecules cannot get through Bruch’s membrane So, if given intravitreally, it can only treat the RPE side Aging intensifies disease actions and even peptides might not be able to get through Small Molecule Can Access the Diseased Area of the RPE and Choroid Images modified from Hammadi et al JCM 2023, 12 (8), 2870 Bruch’s membrane

Suprachoroidal Administration Could Be Preferred Delivery Method


Subretinal
Intravitreal
Aqueous Humor
Lens
Suprachoroidal
Vitreous Humor
Sclera
Choroid
Retina

	Setting	Distribution	Deliver large molecules	Deliver small molecules	Gene therapy
Suprachoroidal	**Office**	**Posterior segment**	**Not used**	**Suspension**	**RPE and Choroid**
Intravitreal	Office	Widespread in eye	Standard	Implant	Mostly ganglion cells
Subretinal	Operating room	Localized to treatment bleb	Not used	Not used	Photoreceptor and RPE
Systemic	Home	Whole body	Need injection	Oral	Liver

CLEARSIDE BIOMEDICAL

Images modified from Kasetty VM et al. Retinal Physician Aug 1, 2022, 19-23

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Potential Target Product Profile (TPP) Aligns with SCS Suspension or SCS Gene Therapy Potential Advantages of Suprachoroidal Delivery in Geographic Atrophy Less invasive, in-office procedure Systemic therapy may be effective, but potential infection risks in this elderly population Local ocular therapy may have fewer adverse events Small molecules may have better efficacy than current therapies Potential to treat complement activation in both RPE and choroid Suprachoroidal suspension/gene therapy may have longer duration (3 to 6 months) Intravitreal gene therapy may not achieve efficacy Subretinal has additional risks Targeted delivery compartmentalized to the posterior segment Potentially fewer adverse events Able to reach the choroid first Fluid spreads circumferentially and posteriorly when injected within the suprachoroidal space, bathing the choroid, RPE, retina and adjacent areas with drug

Traditional Target Pathways for Geographic Atrophy Holz FG et al. Ophthalmology 2014, 1079-91 Choroidal perfusion Complement Genetic risk HTRA1 Mast cell microglia, macrophage Neuro protection Lipids oxidation Lipo fuscin

DAVID M. BROWN, MD Director of Research, Retina Consultants Houston Large Practice View of Suprachoroidal Delivery 39

Suprachoroidal (SCS) Timeline Intravitreal (IVT) Timeline Patient Travel: 45min round trip Exam: 15min Imaging: 15min Set-Up Anesthesia Sterile Prep (2min) Post Injection (0.5min) Injection as Percentage of Total Time: 0.57%* 5min 5min Injection (0.5 min) Injection (1.0 min) 30 sec increase in doctor’s time performing procedure Injection as Percentage of Total Time: 1.1%# IVT vs SCS Procedure Time Comparison in Optimized High-Volume Practice Patient Travel: 45min round trip Exam: 15min Imaging: 15min 5min 5min *IVT Injection as % of Total Time: 0.5 min / (45 + 15 + 15 + 5 + 5 + 2 + 0.5 + 0.5) min = 0.57% #SCS Injection as % of Total Time: 1.0 min / (45 + 15 + 15 + 5 + 5 + 2 + 1.0 + 0.5) min = 1.1%

Understanding wet AMD patients have variable dosing frequency requirements Aflibercept 8mg and Faricimab extension criteria are not typically used in clinical practice However, physicians are using them as a replacement of other anti-VEGF in Treat and Extend Ideal Phase 3 design for longer duration wet AMD therapy Re-treatment extension criteria closer to clinical practice Treatment naïve patients: to allow more direct comparison to established therapy Learning from Phase 3 Designs of Aflibercept 8mg and Faricimab

Discussion with Dr. Brown 42

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